UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2021 (December 9, 2021)

Trajectory Alpha Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41143	86-1837862
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

99 Wall Street, #5801 New York, New York		10005
(Address of principal executive offices)		(Zip Code)

(646) 450-2536

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable public warrant	TCOA.U	New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	TCOA	New York Stock Exchange
Public warrants, each whole public warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	TCOA WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On December 14, 2021, Trajectory Alpha Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 17,250,000 units (the “Units”), including the issuance of 2,250,000 Units as a result of the underwriter’s exercise of its over-allotment option. Each Unit consists of one share of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and one-half of one public warrant of the Company (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one whole share of Class A Common Stock at a price of $11.50 per share, subject to adjustment as provided in the Company’s registration statement on Form S-1, initially filed with the Securities and Exchange Commission on March 8, 2021, as later amended (File No. 333-253967). The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $172,500,000.

In connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Company’s Registration Statement:

•

An underwriting agreement, dated December 9, 2021, among the Company and Guggenheim Securities, LLC (“Guggenheim”), as representative of the underwriters, a copy of which is attached as exhibit 1.1 hereto and incorporated herein by reference.

•

A public warrant agreement, dated December 9, 2021 between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as exhibit 4.1 hereto and incorporated herein by reference.

•

A private warrant agreement, dated December 9, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as exhibit 4.2 hereto and incorporated herein by reference.

•

A letter agreement, dated December 9, 2021 (the “Letter Agreement”), among the Company, Guggenheim, the Company’s officers and directors and the Company’s sponsor, Trajectory Alpha Sponsor LLC (the “Sponsor”), a copy of which is attached as exhibit 10.1 hereto and incorporated herein by reference.

•

An investment management trust agreement, dated December 9, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as exhibit 10.2 hereto and incorporated herein by reference.

•	A registration rights agreement, dated December 9, 2021, among the Company and certain security holders, a copy of which is attached as exhibit 10.3 hereto and incorporated herein by reference.

•	A private placement warrants purchase agreement, dated December 9, 2021, between the Company and the Sponsor, a copy of which is attached as exhibit 10.4 hereto and incorporated herein by reference.

•	An indemnity agreement, dated December 9, 2021, between the Company and Peter Bordes, a copy of which is attached as exhibit 10.5 hereto and incorporated herein by reference.

•	An indemnity agreement, dated December 9, 2021, between the Company and Michael E.S. Frankel, a copy of which is attached as exhibit 10.6 hereto and incorporated herein by reference.

•	An indemnity agreement, dated December 9, 2021, between the Company and Paul Sethi, a copy of which is attached as exhibit 10.7 hereto and incorporated herein by reference.

•	An indemnity agreement, dated December 9, 2021, between the Company and Jonathan Bond, a copy of which is attached as exhibit 10.8 hereto and incorporated herein by reference.

•	An indemnity agreement, dated December 9, 2021, between the Company and Ninan Chacko, a copy of which is attached as exhibit 10.9 hereto and incorporated herein by reference.

•	An indemnity agreement, dated December 9, 2021, between the Company and Elisabeth H. DeMarse, a copy of which is attached as exhibit 10.10 hereto and incorporated herein by reference.

•	An administrative services agreement, dated December 9, 2021, between the Company and the Sponsor, a copy of which is attached as exhibit 10.11 hereto and incorporated herein by reference.

•	Securities purchase agreements, by and between the Company and the anchor investors party thereto, a form of which is attached as exhibit 10.12 hereto and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 5,725,000 private placement warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Sponsor, generating gross proceeds to the Company of $5,725,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that : (1) they will not be redeemable by the Company; (2) they (including the Class A common stock issuable upon exercise of these private placement warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Sponsor until 30 days after the completion of the Company’s initial business combination; (3) they may be exercised by the holders on a cashless basis; and (4) the holders thereof (including with respect to the shares of common stock issuable upon exercise of these warrants) are entitled to registration rights.

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2021, in connection with the IPO, Mr. Jonathan Bond, Mr. Nina Chacko and Ms. Elisabeth H. DeMarse were appointed to the board of directors of the Company (the “Board”). Each of Mr. Bond, Mr. Chacko and Ms. DeMarse is an independent director. Effective December 9, 2021, Mr. Bond, Mr. Chacko and Ms. DeMarse were appointed to the Audit Committee of Board, with Ms. DeMarse serving as the chair of the Audit Committee. Effective December 9, 2021, Mr. Bond, Mr. Chacko and Ms. DeMarse were appointed to the Compensation Committee of the Board, with Mr. Bond serving as the chair of the Compensation Committee. Effective December 9, 2021, Mr. Bond, Mr. Chacko and Ms. DeMarse were appointed to the Nominating and Corporate Governance Committee of the Board, with Mr. Chacko serving as the chair of the Nominating Committee.

On December 9, 2021, in connection with their appointments to the Board, each of Mr. Bond, Mr. Chacko and Ms. DeMarse entered into the Letter Agreement as well as an indemnity agreement with the Company. In addition, on March 22, 2021, the Sponsor transferred 25,000 shares of Class B common stock, par value $0.0001 (the “Class B Common Stock”), of the Company to each of Mr. Bond, Mr. Chacko and Ms. DeMarse.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and indemnity agreements do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and the indemnity agreements, copies of which are attached as Exhibit 10.1 and 10.5 through 10.10 hereto and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 9, 2021, in connection with the IPO, the Company adopted the amended and restated certificate of incorporation (the “Amended and Restated Certificate of Incorporation”), which became effective on December 10, 2021, which both amends and restates the provisions of the original certificate of incorporation of the Company. A copy of the Amended and Restated Articles of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01	Other Events.

$174,225,000 was placed in a U.S.-based trust account with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, if any, and up to $100,000 of interest to pay dissolution expenses, the proceeds from the IPO and the sale of the Private Placement Warrants held in the trust account will not be released from the trust account (1) to the Company, until the completion of the Company’s initial business combination or (2) to the Company’s public shareholders, until the earliest of (a) the completion of the Company’s initial business combination, and then only in connection with the shares of Class A Common Stock that the Company’s public shareholders properly elected to redeem, subject to the limitations described in the Registration Statement, (b) the redemption of the public shares of Class A Common Stock properly tendered in connection with a shareholder vote to amend the Company’s amended and restated certificate of incorporation (A) to modify the substance or timing of the Company’s obligation to provide holders of the shares of Class A Common Stock the right to have their shares of Class A Common Stock redeemed in connection with the Company’s initial business combination or to redeem 100% of the public shares of Class A Common Stock if the Company does not complete its initial business combination within 18 months from the closing of the IPO (or up to 24 months from the closing of the IPO, as provided by Section 9.1(c) of the Company’s amended and restated certificate of incorporation) or (B) with respect to any other provision relating to the rights of holders of the shares of Class A Common Stock, and (c) the redemption of the public shares of Class A Common Stock if the Company has not consummated its business combination within 18 months from the closing of the IPO (or up to 24 months from the closing of the IPO, as provided by Section 9.1(c) of the Company’s amended and restated certificate of incorporation), subject to applicable law.

On December 9, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated December 9, 2021, among the Company and Guggenheim, as representative of the underwriters.

3.1	Amended and Restated Certificate of Incorporation.

Exhibit No.	Description of Exhibits

4.1	Public Warrant Agreement, dated December 9, 2021 between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

4.2	Private Warrant Agreement, dated December 9, 2021 between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated December 9, 2021, among the Company, Guggenheim, the Company’s officers and directors and the Sponsor

10.2	Investment Management Trust Agreement, dated December 9, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated December 9, 2021, among the Company and certain security holders.

10.4	Private Placement Warrants Purchase Agreement, dated December 9, 2021, between the Company and the Sponsor.

10.5	Indemnity Agreement, dated December 9, 2021, between the Company and Peter Bordes.

10.6	Indemnity Agreement, dated December 9, 2021, between the Company and Michael E.S. Frankel.

10.7	Indemnity Agreement, dated December 9, 2021, between the Company and Paul Sethi.

10.8	Indemnity Agreement, dated December 9, 2021, between the Company and Jonathan Bond.

10.9	Indemnity Agreement, dated December 9, 2021, between the Company and Ninan Chacko.

10.10	Indemnity Agreement, dated December 9, 2021, between the Company and Elisabeth H. DeMarse.

10.11	Administrative Services Agreement, dated December 9, 2021, between the Company and the Sponsor.

10.12	Form of securities purchase agreements, dated December 9, 2021, by and between the Company and the anchor investors party thereto.

99.1	Press Release, dated December 9, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trajectory Alpha Acquisition Corp.

Date: December 15, 2021	By:	/s/ Michael E.S. Frankel
		Name:	Michael E.S. Frankel
		Title:	President and Chief Financial Officer